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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




         Date of Report (date of earliest event reported): March 1, 2002



                           TRANSOCEAN SEDCO FOREX INC.
             (Exact name of registrant as specified in its charter)




             CAYMAN ISLANDS              333-75899               66-0582307

(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)



                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (713) 232-7500

                                       N/A

          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On March 1, 2002, the Company issued a press release announcing the acceptance of notes validly tendered in its previously announced exchange offers for five series of R&B Falcon Corporation notes and the amendment and extension of the expiration date for one series. The press release is included as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibit is filed herewith:

99.1        Press Release dated March 1, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       TRANSOCEAN SEDCO FOREX INC.


  Date: March 4, 2002                  By: /s/ ERIC B. BROWN
                                           -------------------------------------
                                           Eric B. Brown
                                           Senior Vice President, General
                                           Counsel and Corporate Secretary



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                                 EXHIBIT INDEX


Exhibit
Number                          Description
-------                         -----------
99.1                Press Release dated March 1, 2002.